Prospectus

October 30, 2004
as revised April 30, 2005

Putnam International
Equity Fund

Class A, B, C, M and R shares
Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.


   CONTENTS

 2 Fund summary

 2 Goal

 2 Main investment strategies

 2 Main risks

 3 Performance information

 4 Fees and expenses

 6 What are the fund's main investment strategies and related risks?

10 Who manages the fund?

14 How does the fund price its shares?

15 How do I buy fund shares?

22 How do I sell fund shares?

24 How do I exchange fund shares?

25 Fund distributions and taxes

26 Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS A SHARES

1995            13.97%
1996            16.12%
1997            17.78%
1998            18.95%
1999            60.77%
2000            -9.06%
2001           -19.76%
2002           -17.03%
2003            28.14%
2004            16.18%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 3/31/05 was -0.68%. During the periods shown in the bar chart, the highest return for a quarter was 35.66% (quarter ending 12/31/99) and the lowest return for a quarter was -20.70% (quarter ending 9/30/02).

---------------------------------------------------------------------------
                                           Past       Past        Past
                                           1 year     5 years     10 years
---------------------------------------------------------------------------
Class A before taxes                       10.11%     -3.10%      9.80%
Class A after taxes on distributions       10.65%     -3.44%      9.04%
Class A after taxes on distributions
and sale of fund shares                     7.63%     -2.63%      8.36%
Class B before taxes                       10.30%     -3.14%      9.57%
Class C before taxes                       14.32%     -2.78%      9.57%
Class M before taxes                       11.86%     -3.18%      9.50%
Class R before taxes                       15.89%     -2.29%     10.12%
Morgan Stanley Capital International
(MSCI) EAFE Index
(no deduction for fees, expenses
or taxes)                                  20.25%     -1.13%      5.62%
---------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/03 and for class M shares reflects a reduction that took effect after 12/31/04); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/04 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/26/99) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C and class R shares. For portions of the period, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

------------------------------------------------------------------------
                     Class A    Class B   Class C   Class M    Class R
------------------------------------------------------------------------
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of the
offering price)      5.25%      NONE      NONE      3.25%      NONE

Maximum
Deferred Sales
Charge (Load)
(as a percentage
of the original
purchase price
or redemption
proceeds,
whichever
is lower)             NONE**   5.00%     1.00%       NONE**    NONE

Maximum
Redemption
Fee*** (as a
percentage of
total redemption
proceeds)            2.00%     2.00%     2.00%      2.00%     2.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
Annual Fund Operating Expenses+<>
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------
                                                            Total Annual
               Management     Distribution   Other          Fund Operating
               Fees           (12b-1) Fees   Expenses       Expenses
--------------------------------------------------------------------------
Class A        0.61%          0.25%          0.40%          1.26%
Class B        0.61%          1.00%          0.40%          2.01%
Class C        0.61%          1.00%          0.40%          2.01%
Class M        0.61%          0.75%          0.40%          1.76%
Class R        0.61%          0.50%          0.40%          1.51%
--------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase, and a 1.00% short-term trading fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6 to 90 days of purchase.

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

 <> Does not reflect the waiver of certain fund expenses by Putnam
    Management during the fund's last fiscal year. Had such waivers been reflected, the fund's expenses as a percentage of net assets would have been 1.23%, 1.98%, 1.98%, 1.73% and 1.48% for class A, B, C, M and R shares, respectively.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------
                  1 year         3 years        5 years        10 years
------------------------------------------------------------------------
Class A           $647           $904           $1,180         $1,968
Class B           $704           $930           $1,283         $2,144*
Class B
(no redemption)   $204           $630           $1,083         $2,144*
Class C           $304           $630           $1,083         $2,338
Class C
(no redemption)   $204           $630           $1,083         $2,338
Class M           $498           $861           $1,248         $2,331
Class R           $154           $477             $824         $1,802

------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.


What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $26,827,770 in brokerage commissions during the 2004 fiscal year, representing 0.28% of the fund's average net assets. Of this amount, $11,755,447, representing 0.12% of the fund's average net assets, was paid to brokers who also provide research (including statistical and quotation) services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.54% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

Turnover Comparison
--------------------------------------------------------------------
                         2004    2003    2002      2001     2000
--------------------------------------------------------------------
Putnam International
Equity Fund               69%     53%     42%       74%     100%

Lipper International
Large-Cap Core Funds
category average*        100%     89%     77%       85%      79%
--------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of June 30, 2004.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Due to the expense limitation in effect during the last fiscal year, the fund was reimbursed for a portion of the management fee such that the net management fee was 0.58% of the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management teams. Putnam Management and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the International Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-------------------------------------------------------------------------------
                                                               Dollar Range
Portfolio    Joined                   Positions Over             of Fund
Leaders        Fund  Employer         Past Five Years          Shares Owned
-------------------------------------------------------------------------------
Joshua L.      2000  Putnam           Co-Chief Investment      Over $100,000
Byrne                Management       Officer, International
                     1992 -- Present  Core; Previously, Senior
                                      Portfolio Manager,
                                      Portfolio Manager
-------------------------------------------------------------------------------
Simon Davis    2000  Putnam           Co-Chief Investment      $10,001-$50,000
                     Management       Officer, International
                     2000 -- Present  Core; Previously,
                                      Director, International
                                      Equity, Senior  Portfolio
                                      Manager, Portfolio Manager

                     Deutsche Asset   Portfolio Manager
                     Management
                     Prior to Sept. 2000
-------------------------------------------------------------------------------
                                                               Dollar Range
Portfolio    Joined                   Positions Over             of Fund
Members        Fund  Employer         Past Five Years          Shares Owned
-------------------------------------------------------------------------------
Stephen S.     2000  Putnam           Senior Portfolio         $50,001-$100,000
Oler                 Management       Manager
                     1997 - Present
-------------------------------------------------------------------------------
Mark D.        2004  Putnam           Chief Investment                $0
Pollard              Management       Officer,
                     2004 -- Present  European Equity

                     Jura Capital LLP Managing Partner
                     Prior to Aug.
                     2004

                     Lazard Asset     Head of European
                     Management       Equities
                     Prior to Feb.
                     2002

                     Putnam           Head of European
                     Management       Equities
                     Prior to June
                     2000
-------------------------------------------------------------------------------
George W.      2002  Putnam           Senior Portfolio         Over $100,000
Stairs               Management       Manager
                     1994 - Present
-------------------------------------------------------------------------------
                     Named Investment Professionals Total      Over $100,000

-------------------------------------------------------------------------------

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2004, all of the 11 Trustees owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                                Fund          All Putnam funds
------------------------------------------------------------------------------
Putnam employees                                $19,813,000   $449,133,000
------------------------------------------------------------------------------
Trustees                                           $829,000    $40,000,000
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, International Large-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

----------------------------------------------------------------------------

Initial sales charges for class A and M shares
----------------------------------------------------------------------------
                     Class A sales charge       Class M sales charge
                     as a percentage of*:       as a percentage of*:
----------------------------------------------------------------------------
Amount of purchase         Net amount  Offering Net amount  Offering
at offering price ($)      invested     price**  invested    price**
----------------------------------------------------------------------------
Under 50,000                  5.54%     5.25%      3.36%      3.25%
50,000 but under 100,000      4.17      4.00       2.30       2.25
100,000 but under 250,000     3.09      3.00       1.27       1.25
250,000 but under 500,000     2.30      2.25       1.01       1.00
500,000 but under 1,000,000   2.04      2.00       1.01       1.00
1,000,000 and above           NONE      NONE       NONE       NONE
----------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management's website at www.putnam.com/individual by selecting "Mutual Funds," and in the SAI.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase 1       2       3        4        5        6         7+
---------------------------------------------------------------------------
Charge              5%      4%      3%       3%       2%       1%        0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within one year of purchase and a 0.50% deferred sales charge if redeemed in the second year after purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management-- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. A short-term trading fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 1.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam or a Putnam affiliate, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions for loan repayment, redemptions from certain omnibus accounts, redemptions in the event of shareholder death or post-purchase disability and redemptions made as part of a systematic withdrawal plan. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. A short-term trading fee of 1.00% of the total exchange amount (calculated at market value) will apply to any shares that are exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 1.00% short-term trading fee will apply to exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                          Year ended June 30
------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $17.43          $19.18          $21.24          $29.92          $21.64
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .15 (d)         .22             .17             .16             .54
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             3.63           (1.93)          (2.23)          (6.64)           8.87
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  3.78           (1.71)          (2.06)          (6.48)           9.41
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.35)           (.04)             --            (.39)           (.34)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --              --           (1.81)           (.79)
------------------------------------------------------------------------------------------------------------
From return
of capital                               --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.35)           (.04)             --           (2.20)          (1.13)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $20.86          $17.43          $19.18          $21.24          $29.92
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                21.81           (8.93)          (9.70)         (22.43)          44.03
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $3,677,492      $6,855,608      $6,930,312      $6,896,924      $7,040,669
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)             1.23 (d)        1.22            1.16            1.13            1.14
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .74 (d)        1.33             .85             .63            2.01
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                69.27           53.11 (e)       42.17           73.80           99.53
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund reflect a reduction of 0.03% based on average net assets for class A shares for the period ended June 30, 2004.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific
    Fund and Putnam Emerging Markets Fund.

(f) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                          Year ended June 30
------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $16.79          $18.57          $20.72          $29.23          $21.20
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .02 (d)         .08             .01            (.04)            .35
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             3.47           (1.86)          (2.16)          (6.46)           8.67
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  3.49           (1.78)          (2.15)          (6.50)           9.02
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.21)             --              --            (.20)           (.20)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --              --           (1.81)           (.79)
------------------------------------------------------------------------------------------------------------
From return
of capital                               --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.21)             --              --           (2.01)           (.99)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $20.07          $16.79          $18.57          $20.72          $29.23
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                20.84           (9.59)         (10.38)         (23.00)          43.00
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,577,583      $1,892,054      $2,326,938      $2,983,524      $3,591,546
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)             1.98 (d)        1.97            1.91            1.88            1.89
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               .12 (d)         .51             .04            (.16)           1.26
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                69.27           53.11 (e)       42.17           73.80           99.53
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund reflect a reduction of 0.03% based on average net assets for class B shares for the period ended June 30, 2004.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific
    Fund and Putnam Emerging Markets Fund.

(f) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                              For the period
Per-share                                                                                     July 26, 1999+
operating performance                                   Year ended June 30                      to June 30
------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001         2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $17.05          $18.86          $21.03          $29.74       $21.87
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)         -- (d)(e)      .09             .01            (.02)         .32
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             3.55           (1.90)          (2.18)          (6.59)        8.66
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  3.55           (1.81)          (2.17)          (6.61)        8.98
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)             --              --            (.29)        (.32)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --              --           (1.81)        (.79)
------------------------------------------------------------------------------------------------------------
From return
of capital                               --              --              --              -- (e)       --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)             --              --           (2.10)       (1.11)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $20.44          $17.05          $18.86          $21.03       $29.74
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                20.86           (9.60)         (10.32)         (23.01)       41.54*
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $313,496        $534,933        $601,907        $637,547     $439,522
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)             1.98 (d)        1.97            1.91            1.88         1.76*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               .02 (d)         .54             .07            (.07)        1.12*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                69.27           53.11 (f)       42.17           73.80        99.53
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund reflect a reduction of 0.03% based on average net assets for class C shares for the period ended June 30, 2004.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific
    Fund and Putnam Emerging Markets Fund.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                          Year ended June 30
------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $17.13          $18.90          $21.04          $29.61          $21.45
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .05 (d)         .11             .06             .03             .40
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             3.56           (1.88)          (2.20)          (6.54)           8.79
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  3.61           (1.77)          (2.14)          (6.51)           9.19
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.23)             --              --            (.25)           (.24)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --              --           (1.81)           (.79)
------------------------------------------------------------------------------------------------------------
From return
of capital                               --              --              --              -- (f)          --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.23)             --              --           (2.06)          (1.03)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $20.51          $17.13          $18.90          $21.04          $29.61
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                21.13           (9.37)         (10.17)         (22.75)          43.32
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $109,648        $187,266        $248,921        $302,838        $367,638
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)             1.73 (d)        1.72            1.66            1.63            1.64
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               .28 (d)         .73             .30             .11            1.51
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                69.27           53.11 (e)       42.17           73.80           99.53
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund reflect a reduction of 0.03% based on average net assets for class M shares for the period ended June 30, 2004.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific
    Fund and Putnam Emerging Markets Fund.

(f) Amount represents less than $0.01 per share.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------

                                                               For the period
Per-share                                       Year ended      Jan. 21, 2003+
operating performance                             June 30        to June 30
-------------------------------------------------------------------------------
                                                    2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                               $17.42          $16.52
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                            .18 (d)         .08
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 3.55             .82
-------------------------------------------------------------------------------
Total from
investment operations                               3.73             .90
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                                   (.38)             --
-------------------------------------------------------------------------------
From net
realized gain on investments                          --              --
-------------------------------------------------------------------------------
Total distributions                                 (.38)             --
-------------------------------------------------------------------------------
Net asset value,
end of period                                     $20.77          $17.42
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             21.50            5.45*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $559              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.48 (d)         .65*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .84 (d)         .47*
-------------------------------------------------------------------------------
Portfolio turnover (%)                             69.27           53.11 (e)
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund reflect a reduction of 0.03% based on average net assets for class R shares for the period ended June 30, 2004.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.


For more information
about Putnam International
Equity Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

PUTNAM INVESTMENTS

    One Post Office Square
    Boston, Massachusetts 02109
    1-800-225-1581

    Address correspondence to
    Putnam Investor Services
    P.O. Box 41203
    Providence, Rhode Island 02940-1203

    www.putnaminvestments.com

    File No. 811-06190      NP009 223887 4/05